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                       NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)

      THIS NINTH AMENDMENT TO CREDIT AGREEMENT (the "Ninth Amendment") is dated as of September 17, 2001 and is made by and among KEY ENERGY SERVICES, INC. (formerly known as Key Energy Group, Inc.), a Maryland corporation (the "Borrower"), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NORWEST BANK TEXAS, N.A., as Collateral Agent and PNC CAPITAL MARKETS, INC., as Arranger.

                                 WITNESSETH:

      WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the Arranger are party to that certain Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998, and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999, the Fifth Amendment dated as of May 10, 1999, the Sixth Amendment dated as of July 14, 1999, the Seventh Amendment dated as of March 1, 2000, and the Eighth Amendment and Consent dated as of February 21, 2001 (as amended, restated, supplemented or modified, the "Credit Agreement");

      WHEREAS, the Borrower has requested that the Lenders amend those provisions contained in Section 7.8 of the Credit Agreement which limit the amount of Capital Expenditures which the Borrower and its Subsidiaries may incur during the fiscal year ended June 30, 2001, subject to the terms and conditions hereof; and

      WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

      NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     AMENDMENT TO SECTION 7.8 [LIMITATION ON CAPITAL EXPENDITURES].
            The third line of the grid contained in Section 7.8 of the Credit
Agreement which currently reads: "2001      $65,000,000" is hereby amend to read
as follows:

            "2001      $67,000,000"

            The first sentence of the text immediately following such grid (which begins: "Any amount permitted by the foregoing provision . . ." is hereby amended and restated to read as follows:

            "Any amount permitted by the foregoing provision to be expended as Capital Expenditures in any fiscal year and not so expended may be carried over for expenditure in the immediately succeeding fiscal year (each a "Capital Expenditure Carryover"), and any amounts so carried over to the immediately


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            succeeding fiscal year shall be deemed the first amounts spent during such immediately succeeding fiscal year, provided that all Capital Expenditure Carryovers existing on June 30, 2001 (on account of fiscal years ending on or before such date) shall be deemed to be used on such date and shall not be available for carryover to the fiscal year ending June 30, 2002 or any fiscal year thereafter."






























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     EFFECTIVE DATE. THE LENDERS ACKNOWLEDGE THAT (SUBJECT TO SATISFACTION OF
     THE CONDITIONS TO EFFECTIVENESS CONTAINED IN SECTION 4 OF THIS NINTH AMENDMENT) THE AMENDMENT CONTAINED IN SECTION 1 OF THIS NINTH AMENDMENT (WHICH AMENDS SECTION 7.8 OF THE CREDIT AGREEMENT) IS DEEMED TO BE EFFECTIVE AS OF JUNE 30, 2001.
     REPRESENTATIONS AND WARRANTIES. THE BORROWER REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT, BY ITS EXECUTION AND DELIVERY HEREOF TO THE ADMINISTRATIVE AGENT, AS OF THE EFFECTIVE DATE, AFTER GIVING EFFECT TO THIS NINTH AMENDMENT, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND THE REPRESENTATIONS AND WARRANTIES MADE BY THE BORROWER AND THE OTHER LOAN PARTIES IN OR PURSUANT TO THE CREDIT AGREEMENT OR ANY LOAN DOCUMENTS ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE EFFECTIVE DATE AS IF MADE ON SUCH DATE (EXCEPT TO THE EXTENT THAT ANY SUCH REPRESENTATIONS AND WARRANTIES EXPRESSLY RELATE TO AN EARLIER DATE, IN WHICH CASE SUCH REPRESENTATIONS AND WARRANTIES WERE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF SUCH EARLIER DATE). CONDITIONS TO EFFECTIVENESS OF THIS NINTH AMENDMENT. THIS NINTH AMENDMENT SHALL BECOME EFFECTIVE ON THE DATE ON WHICH THE FOLLOWING CONDITIONS HAVE OCCURRED (THE "EFFECTIVE DATE"): (a) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED A COPY OF THIS NINTH AMENDMENT DULY EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE BORROWER, THE REQUIRED LENDERS AND THE ADMINISTRATIVE AGENT, (b) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED THE ACKNOWLEDGMENT AND CONSENT, ATTACHED HERETO AS EXHIBIT A, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF EACH OF THE SIGNATORIES THERETO,
     (c) NO DEFAULT OR EVENT OF DEFAULT, OTHER THAN THAT WAIVED UNDER, OR CURED BY THE AMENDMENT CONTEMPLATED BY, THIS NINTH AMENDMENT, SHALL EXIST AND BE CONTINUING, AND (d) THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED SUCH OTHER CORPORATE DOCUMENTS AND RESOLUTIONS AS THE ADMINISTRATIVE AGENT MAY REASONABLY REQUEST.
     MISCELLANEOUS.
                CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Ninth Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.
                FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
                COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.
                GOVERNING LAW. THIS NINTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS NINTH


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    AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
    WITH, THE LAW OF THE STATE OF NEW YORK.
                    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

































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           [SIGNATURE PAGE 1 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


            IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    KEY ENERGY SERVICES, INC. (formerly known as
                                    Key Energy Group, Inc.)


                                    By:     /s/ Thomas K. Grundman
                                            ------------------------------
                                    Title:  Execut. Vice Pres. & CFO
                                            ------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Administrative Agent and as a Lender


                                    By:     /s/ Richard C. Munsick
                                            ------------------------------
                                    Title:  Managing Director
                                            ------------------------------

























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           [SIGNATURE PAGE 2 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BANK POLSKA KASA OPIEKI S.A.,
                                    PEKAO S.A. GROUP, NEW YORK BRANCH


                                    By:     /s/ Hussein R. El-Tawil
                                            ------------------------------
                                    Title:  Vice President
                                            ------------------------------



























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           [SIGNATURE PAGE 3 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BANK LEUMI, USA


                                    By:     /s/ Joung Hee Hong
                                            ------------------------------
                                    Title:  Vice President
                                            ------------------------------






























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           [SIGNATURE PAGE 4 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    BEAR STEARNS INVESTMENT PRODUCT INC.


                                    By:     /s/ Keith C. Barnish
                                            ------------------------------
                                    Title:  Authorized Signatory
                                            ------------------------------


                                    BEAR STEARNS CORPORATE LENDING INC.


                                    By:     /s/ Victor F. Buzzacchelli
                                            ------------------------------
                                    Title:  Managing Director
                                            ------------------------------


















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           [SIGNATURE PAGE 5 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                    By:     Pilgrim Investments, Inc.,
                                            as its Investment Manager


                                    By:
                                            ------------------------------
                                    Title:
                                            ------------------------------


                                    PILGRIM PRIME RATE TRUST
                                    By:     Pilgrim Investments, Inc.,
                                            as its Investment Manager]


                                    By:
                                            ------------------------------
                                    Title:
                                            ------------------------------









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           [SIGNATURE PAGE 6 OF 6 TO NINTH AMENDMENT TO CREDIT AGREEMENT
                 (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    LEHMAN COMMERCIAL PAPER, INC.


                                    By:
                                            ------------------------------
                                    Title:
                                            ------------------------------



























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                                    EXHIBIT A
                           ACKNOWLEDGMENT AND CONSENT


                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and waiver and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Ninth Amendment to Credit Agreement to which this Acknowledgment and Consent is attached.

                                    YALE E. KEY, INC.
                                    KEY ENERGY DRILLING, INC.
                                    WELLTECH EASTERN, INC.
                                    ODESSA EXPLORATION INCORPORATED
                                    KALKASKA OILFIELD SERVICES, INC.
                                    WELL-CO OIL SERVICE, INC.
                                    PATRICK WELL SERVICE, INC.
                                    MOSLEY WELL SERVICE, INC.
                                    RAM OIL WELL SERVICE, INC.
                                    ROWLAND TRUCKING CO., INC.
                                    LANDMARK FISHING & RENTAL, INC.
                                    DUNBAR WELL SERVICE, INC.
                                    FRONTIER WELL SERVICE, INC.
                                    KEY ROCKY MOUNTAIN, INC.
                                    KEY FOUR CORNERS, INC.
                                    JETER SERVICE CO.
                                    JETER WELL SERVICE, INC.
                                    JETER TRANSPORTATION, INC.
                                    INDUSTRIAL OILFIELD SUPPLY, INC.
                                    BROOKS WELL SERVICING, INC.
                                    UPDIKE BROTHERS, INC.
                                    J.W. GIBSON WELL SERVICE COMPANY
                                    KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                    WATSON OILFIELD SERVICE & SUPPLY, INC.
                                    WELLTECH MID-CONTINENT, INC.
                                    DAWSON PRODUCTION MANAGEMENT, INC.
                                    DAWSON PRODUCTION ACQUISITION CORP.
                                    DAWSON PRODUCTION TAYLOR, INC.


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                                    KEY ENERGY SERVICES-CALIFORNIA, INC.


                                    By:
                                            ------------------------------
                                    Title:
                                            ------------------------------


                                    DAWSON PRODUCTION PARTNERS, L.P.

                                    By: DAWSON PRODUCTION MANAGEMENT, INC.,
                                        its sole general partner


                                    By:     /s/ Richard C. Munsick
                                            ------------------------------
                                    Title:  Managing Director
                                            ------------------------------
















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